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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 5, 2002


                          SPINNAKER EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                     001-16009                76-0560101
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


             1200 Smith Street, Suite 800
                    Houston, Texas                                77002
       (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (713) 759-1770
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Item 4. Changes in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors of Spinnaker Exploration Company ("Spinnaker") annually considers and recommends to the Board of Directors of Spinnaker the selection of Spinnaker's independent public accountants. On April 5, 2002, the Audit Committee, under the authority granted to it by the Board of Directors, decided to dismiss Arthur Andersen LLP ("Andersen") as Spinnaker's independent public accountants and engaged KPMG LLP to serve as Spinnaker's independent public accountants for 2002. The decision to change independent public accountants is not a reflection of Andersen's capabilities, commitment or quality of service to Spinnaker. During its 5-year relationship with Spinnaker as independent public accountants, the Andersen team exhibited the highest degree of professionalism and quality service. The appointment of KPMG LLP is subject to ratification by Spinnaker's stockholders at the 2002 annual meeting scheduled for May 7, 2002.

Andersen's reports on Spinnaker's consolidated financial statements for either of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During Spinnaker's two most recent fiscal years and the period from January 1, 2002 through April 5, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with Andersen's report; and during such period there were no "reportable events" of the kind listed in Item 304(a)(1)(v) of Regulation S-K.

Spinnaker provided Andersen with a copy of the foregoing disclosure and requested Andersen to furnish Spinnaker with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by Spinnaker in the foregoing disclosure and, if not, stating the respects in which it does not agree. Andersen's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During Spinnaker's two most recent fiscal years and through the date of this Current Report on Form 8-K, Spinnaker did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Spinnaker's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7. Exhibits.

16.1 - Letter dated April 8, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SPINNAKER EXPLORATION COMPANY


Date: April 10, 2002                 By:   /s/ ROBERT M. SNELL
                                       -----------------------------------------
                                        Robert M. Snell
                                        Vice President, Chief Financial Officer
                                        and Secretary
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                                  EXHIBIT INDEX


16.1 - Letter dated April 8, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.